                                                                   EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                      EXCHANGE OFFER FOR ALL OUTSTANDING
                           11% SENIOR NOTES DUE 2008

                                      OF

                            SOLA INTERNATIONAL INC.

             Pursuant to the Prospectus dated               , 2001

         THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., LONDON TIME, ON
                                        , 2001
                   UNLESS EXTENDED (THE "EXPIRATION DATE").


                 The Exchange Agent for the Exchange Offer is:

                             THE BANK OF NEW YORK

             For Delivery by Mail, Overnight Delivery or by Hand:

                         The Bank of New York, London
                               30 Cannon Street
                                EC4M 6XH London
                                    England

                           Attention: Julie McCarthy
                            Phone: 44-207-964-6513

                                      or

                            Attention: Huriye Davey
                            Phone: 44-207-964-7235

             Fax: 44-207-964-6369 (for eligible institutions only)

   If you deliver this Letter of Transmittal to an address other than as set forth above or transmit instructions via facsimile other than as set forth above, such delivery or instructions will not be effective. You must sign this Letter of Transmittal in the appropriate space provided and complete the accompanying Substitute Form W-9 or Substitute Form W-8BEN, as applicable.

   Sola International Inc. (the "Company") is offering (the "Exchange Offer"), upon the terms and subject to the conditions set forth in the Prospectus,
dated               , 2001 (the "Prospectus"), and in this Letter of
Transmittal (which together, along with any supplements or amendments, collectively constitute the "Exchange Offer Documents") to exchange up to (Pounds)205,000,000 aggregate principal amount of its 11% Senior Notes due 2008 (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of its issued and outstanding unregistered 11% Senior Notes due 2008 (the "Outstanding Notes"). Capitalized terms used but not otherwise defined in this Letter of Transmittal shall have the respective meanings ascribed to them in the Prospectus.

   The Prospectus and the instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. Questions and requests for assistance or for additional copies of the Prospectus and this Letter of Transmittal may be directed to The Bank of New York at the address and telephone numbers set forth above (the "Exchange Agent").

                             LETTER OF TRANSMITTAL

   On the terms and subject to the conditions of the Exchange Offer Documents, the undersigned hereby tenders to the Company the aggregate principal amount of Outstanding Notes indicated in the table entitled "Description of Outstanding Notes" below. Subject to, and effective upon, the acceptance for exchange of the Outstanding Notes tendered hereby, the undersigned hereby (i) assigns and transfers to, or upon the order of, the Company all right, title, and interest in and to the Outstanding Notes tendered hereby and (ii) irrevocably constitutes and appoints the Exchange Agent as its true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to such Outstanding Notes, with full power of substitution (such power of attorney deemed to be an irrevocable power of attorney coupled with an interest), to (a) deliver certificates evidencing such Outstanding Notes, or cause the transfer of ownership of such Outstanding Notes on the account books maintained by Euroclear or Clearstream, Luxembourg (each, a "Book-Entry Transfer Facility"), together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, and (b) receive all benefits and otherwise exercise all rights of beneficial ownership of such Outstanding Notes, all in accordance with the terms of the Exchange Offer Documents.

                       DESCRIPTION OF OUTSTANDING NOTES*
                     (Please complete the following table)
-------------------------------------------------------------------------------

 Names and
Address(es)
    of
Registered                         Aggregate
  Holders                      Principal Amount      Aggregate
  (Please                       of Outstanding   Principal Amount
 complete,      Certificate    Notes Represented  of Outstanding
 if blank)      Number(s)**    by Certificate(s) Notes Tendered***
------------------------------------------------------------------
                                       ---------------------------
                                       ---------------------------
                                       ---------------------------
                                       ---------------------------
                                       ---------------------------
------------------------------------------------------------------

      Total Principal
     Amount Tendered:

  * If the space provided is inadequate, list the certificate numbers and principal amount of Outstanding Notes on a separate signed schedule and attach the list to this Letter of Transmittal.
 ** Need not be completed if Outstanding Notes are being tendered by book-
    entry.
*** Unless otherwise indicated in this column, a holder will be deemed to have tendered the entire principal amount of its Outstanding Notes.

   The undersigned represents and warrants that it has, if applicable, received from each beneficial owner of the Outstanding Notes being tendered with this Letter of Transmittal ("Beneficial Owner") a duly completed and executed form of "Beneficial Owner Instructions to Registered Holder" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal. The undersigned further represents and warrants that any such Beneficial Owners are listed in the table entitled "Beneficial Owners" below.

                               BENEFICIAL OWNERS
             (Please complete the following table, if applicable)
-------------------------------------------------------------------------------

                                                                         Amount of Outstanding Notes
     Names and Address(es) of                                           held by Registered Holder for
        Beneficial Owners             Principal State of Residence       account of Beneficial Owner
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

   The undersigned hereby acknowledges receipt and review of the Exchange Offer Documents. The undersigned hereby also represents and warrants that (i) any New Notes to be received by the undersigned or, if applicable, any Beneficial Owner (either being a "New Note Holder") will be acquired in the ordinary course of its business, (ii) no New Note Holder has any arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities Act) of the New Notes in violation of the Securities Act; (iii) if any New Note Holder is not a broker-dealer, such New Note Holder is not engaged in, and does not intend to engage in, a distribution of New Notes, (iv) if any New Note Holder is a broker-dealer that will receive New Notes for its own account in exchange for Notes that were acquired as a result of market-making or other trading activities, such New Note Holder will deliver a prospectus in connection with any resale of such New Notes; (v) if any New Note Holder is an "affiliate" (within the meaning of Rule 405 of the Securities Act) of the Company, such New Note Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable; and (vi) the undersigned has full power and authority to transfer the Notes in exchange for the New Notes and that the Company will acquire good and unencumbered title thereto free and clear of any liens, restrictions, charges or encumbrances and not subject to any adverse claims. If the undersigned is a broker-dealer, then by acknowledging that it will deliver a prospectus and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" with respect to such New Notes within the meaning of the Securities Act.

   The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment and transfer of the Outstanding Notes tendered hereby.

   All authority conferred or agreed to be conferred by this Letter of Transmittal and every obligation of the undersigned hereunder shall survive the death, incapacity or dissolution of the undersigned and shall be binding upon the undersigned's heirs, executors, administrators, trustees in bankruptcy, legal representatives, successors and assigns and shall survive the death, incapacity or dissolution of the undersigned.

   The holder of the tendered Outstanding Notes understands that an acceptance by the Company of Outstanding Notes tendered in compliance with the Exchange Offer Documents and the applicable procedures of the Book-Entry Transfer Facilities will be deemed to constitute a binding agreement between such holder and the Company upon the terms and subject to the condition of the Exchange Offer Documents, as though the holder had signed this Letter of Transmittal.

   Unless otherwise indicated in this Letter of Transmittal under "Special Delivery and Issuance Instructions," please issue the certificates representing the New Notes and return any Outstanding Notes not tendered or not accepted for exchange in the name(s) of the undersigned or, in the case of a book-entry delivery of Outstanding Notes, please credit the account indicated above maintained at the relevant Book-Entry Transfer Facility. Similarly, unless otherwise indicated under "Special Delivery and Issuance Instructions," please mail the certificates representing the New Notes and any certificates for Outstanding Notes not tendered or not accepted for exchange (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). The undersigned recognizes that the Company has no obligation pursuant to the "Special Delivery and Issuance Instructions" to transfer any Outstanding Notes from the name of the registered holder(s) of these Outstanding Notes if the Company does not accept for exchange any of the Outstanding Notes so tendered.

   The undersigned, by completing the table entitled "Description of Outstanding Notes" above and signing this Letter of Transmittal will be deemed to have tendered the Outstanding Notes as set forth in such table.

                                METHOD OF TENDER
                            (Please check only one)

[_]Check here if certificates representing Outstanding Notes are enclosed with this Letter of Transmittal.

[_]Check here and complete the following if the tendered Outstanding Notes are being tendered by book-entry transfer:

    Name of Tendering Institution: __________________________________________

    Account Number: _________________________________________________________

    Transaction Code Number: ________________________________________________

[_]Check here and complete the following if the tendered Outstanding Notes are being tendered pursuant to a Notice of Guaranteed Delivery previously delivered to the Exchange Agent (Eligible Institutions only):

    Name of Registered Holder(s)
    of Outstanding Notes: ___________________________________________________

    Date of Execution of Notice
    of Guaranteed Delivery: _________________________________________________

    Name of Eligible Institution
    that Guaranteed Delivery: _______________________________________________

    SPECIAL DELIVERY AND ISSUANCE                BROKER-DEALER STATUS
             INSTRUCTIONS                        (Check if applicable)

 (Check and complete all that apply.      [_]Check here if the Beneficial
 See Instructions 5, 6 and 7)                Owner of the Notes is a
                                             participating broker-dealer and
                                             such participating broker-dealer
                                             acquired the Notes for its own
                                             account as a result of market-
                                             making activities or other
                                             trading activities.

    To be completed ONLY: (i) if New
 Notes and any Outstanding Notes
 that are not tendered or not
 accepted for exchange are to be
 issued in the name of someone other
 than the undersigned; or (ii) if
 New Notes or Outstanding Notes are
 to be delivered to someone other
 than the undersigned, or to the
 undersigned at an address or
 account other than that shown
 above.


 [_]Issue New Notes and/or any
   Unexchanged Outstanding Notes to:
    Name: ___________________________
    Address: ________________________
    _________________________________
    TIN/SSN: ________________________

 [_]Deliver certificates to the
    following address:
    Name: ___________________________
    Address: ________________________
    _________________________________

 [_]Credit New Notes and/or any
    unexchanged Outstanding Notes to
    the following Book-Entry
    Transfer Facility account:
    _________________________________

                              IMPORTANT: SIGN HERE
                And Complete Substitute Form W-9 or W-8BEN Below

 X __________________________________________________________________________
 X __________________________________________________________________________
               (Signature(s) of Holder(s) of Outstanding Notes)

 Dated: _________________________, 2001

 Must be signed by the registered holder(s) of Outstanding Notes as their name(s) appear(s) on the certificates for the Outstanding Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Letter of Transmittal.


               Fiduciaries and Representatives: Please Complete

 If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, agents, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.

 Name(s): ___________________________   ____________________________________
 Capacity: __________________________   ____________________________________
 Address(es): _______________________   ____________________________________
 ____________________________________   ____________________________________
 Telephone: _________________________   ____________________________________
                    (Home)                             (Business)
 Tax ID/Social Security: ____________   ____________________________________


                           Guarantee of Signatures
                    Complete if required by Instruction 5

 Authorized Signature: ______________
                                        Name of Firm: ______________________
 Name(s): ___________________________   Address: ___________________________
 Title: _____________________________   ____________________________________
 Telephone: _________________________   Dated: ______________________ , 2001

                                 INSTRUCTIONS

        Forming Part of the Terms and Conditions of the Exchange Offer

   1. Delivery of this Letter of Transmittal and Outstanding Notes. A properly completed and duly executed copy of this Letter of Transmittal, including Substitute Form W-9 or W-8BEN (or other W-8 form), as applicable, and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth above, and either certificates for tendered Outstanding Notes must be received by the Exchange Agent at its address set forth above, or such tendered Outstanding Notes must be transferred pursuant to the procedures for book-entry transfer described in the Prospectus under the caption "The Exchange Offer" (and a confirmation of such transfer received by the Exchange Agent), in each case prior to 5:00 p.m., London Time, on the Expiration Date. The method of delivery of certificates for tendered Outstanding Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the tendering holders and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. Letters of Transmittal and Outstanding Notes should not be sent to the Company. Neither the Company nor the registrar is under any obligation to notify any tendering holder of the Company's acceptance of Outstanding Notes prior to the closing of the Exchange Offer.

   2. Guaranteed Delivery Procedures. Any holder wishing to tender its Outstanding Notes but whose Outstanding Notes are not immediately available or who cannot deliver its Outstanding Notes, the Letter of Transmittal or any other required document to the Exchange Agent prior to the Expiration Date or cannot timely comply with the applicable electronic transfer procedures of a Book-Entry Transfer Facility must tender their Outstanding Notes according to the guaranteed delivery procedures set forth below. Pursuant to such procedures: (i) such tender must be made by or through a firm that is a member of a recognized Medallion Program approved by the Securities Transfer Association Inc. (an "Eligible Institution") and the Notice of Guaranteed Delivery in substantially the form provided must be signed by the holder;
(ii) prior to the Expiration Date, the Exchange Agent must have received from the holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery guaranteeing that, within five New York Stock Exchange trading days after the date of the execution of the Notice of Guaranteed Delivery, this Letter of Transmittal, together with the certificate(s) representing the tendered Outstanding Notes and any other required documents will be deposited by the Eligible Institution with the Exchange Agent, or the Outstanding Notes will be delivered to the Exchange Agent in compliance with the applicable electronic transfer procedures of a Book-Entry Transfer Facility; and (iii) the foregoing deliveries must be received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date. Any holder who wishes to tender Outstanding Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Outstanding Notes prior to 5:00 p.m., London time, on the Expiration Date.

   3. Beneficial Owner Instructions to Registered Holders. Only a holder in whose name Outstanding Notes are registered on the books of the registrar (or the legal representative or attorney-in-fact of such registered holder) may execute and deliver this Letter of Transmittal. Any Beneficial Owner of Outstanding Notes who is not the registered holder must arrange promptly with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the registered holder of the "Beneficial Owner Instructions to Registered Holder" form accompanying this Letter of Transmittal.

   4. Partial Tenders. Tenders of Outstanding Notes will be accepted only in multiples of (Pounds)1,000. If less than all of the Outstanding Notes evidenced by a submitted Certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Outstanding Notes to be tendered in the column labeled "Aggregate Principal Amount of Outstanding Notes Tendered" of the table above entitled "Description of Outstanding Notes." The entire principal amount of all Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Outstanding Notes held by the holder is not tendered, then notes for the principal amount of Outstanding Notes not tendered and New Notes issued in exchange for any Outstanding Notes tendered and accepted will be sent to the holder at his or her registered address, unless a different address is provided in the "Special Delivery and Issuance Instructions" of this Letter of Transmittal, as soon as practicable following the Expiration Date.

   5. Signatures on this Letter; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the Outstanding Notes, the signature must correspond with the name(s) as written on the face of the Outstanding Notes without alteration, enlargement or any change whatsoever. If any of the Outstanding Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any of the tendered Outstanding Notes are held in different names, it will be necessary to complete, sign and submit as many separate copies of the Letter of Transmittal as there are different names in which Outstanding Notes are held. If this Letter of Transmittal is signed by the registered holder(s) of Outstanding Notes, and New Notes issued in exchange therefor are to be issued (and any untendered principal amount of Outstanding Notes is to be reissued) in the name of and delivered to the registered holder(s), then such registered holder(s) need not and should not endorse any Outstanding Notes, nor provide a separate bond power. In any other case, such registered holder(s) must either properly endorse the Outstanding Notes or transmit a properly completed separate bond power with this Letter of Transmittal, with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution. If this Letter of Transmittal is signed by a person other than the registered holder(s) of any Outstanding Notes, such Outstanding Notes must be endorsed or accompanied by appropriate bond powers, in each case, signed as the name(s) of the registered holder(s) appear(s) on the Outstanding Notes, with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution. If this Letter of Transmittal or any Outstanding Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal. Endorsements on Outstanding Notes or signatures on bond powers required by this Instruction 5 must be guaranteed by an Eligible Institution. Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution if the "Special Delivery and Issuance Instructions" contained in this Letter of Transmittal are used.

   6. Special Delivery and Issuance Instructions. Tendering holders should indicate, in the appropriate space above, the name and address to which the New Notes and/or reissued Outstanding Notes for principal amounts not tendered or not accepted for exchange are to be issued and delivered, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

   7. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the exchange of Outstanding Notes under the Exchange Offer. The tendering holder, however, will be required to pay any transfer taxes, whether imposed on the registered holder or any other person, if: (i) certificates representing Outstanding Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be issued in the name of, any person other than the registered holder of Outstanding Notes tendered; (ii) tendered Outstanding Notes are registered in the name of any person other than the person signing the Letter of Transmittal; or (iii) a transfer tax is imposed for any reason other than the exchange of Outstanding Notes under the Exchange Offer. If satisfactory evidence of payment of any transfer taxes payable by a note holder is not submitted with this Letter of Transmittal, the amount of the transfer taxes will be billed directly to that tendering holder.

   8. Substitute Form W-9. Each tendering holder that is a U.S. holder (or a U.S. resident alien) is required to provide the Company with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify, under penalty of perjury, that such number is correct and that such holder is not subject to backup withholding of federal income tax. Failure to provide the information on the Substitute Form W-9 may subject the tendering holder to a $50 penalty imposed by the Internal Revenue Service and 31% federal income tax withholding on any payments made to such holder by the Company. If the tendering holder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such holder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9 and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Company is not provided with a TIN within 60 days, the Company will withhold 31% on any payments to such holder until a TIN is provided to the Company.

   9. Substitute Form W-8BEN. A tendering holder that is a foreign person who is the beneficial owner of any payments made to the holder may complete the Substitute Form W-8BEN, which is provided under "Important Tax Information" below, to claim exemption from U.S. withholding on income. Not all foreign persons, however, may use the Substitute Form W-8BEN. Among others, certain foreign flow-through entities, reverse hybrid entities, withholding foreign partnerships, withholding foreign trusts, intermediaries and those who are receiving income that is effectively connected with the conduct of trade or business in the United States must use alternative forms to claim exemption from U.S. withholding on income. A holder should consult his or her tax advisor as to such holder's qualification for exemption from backup withholding and the procedure for obtaining exemptions.

   10. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of Outstanding Notes will be determined by the Company as set forth in the Prospectus under the caption "The Exchange Offer."

   11. Waiver of Conditions. The Company reserves the absolute right to amend, waive or modify any of the conditions in the Exchange Offer in the case of any Outstanding Notes.

   12. No Conditional Tenders. No alternative, conditional, irregular or contingent tender of Outstanding Notes or transmittal of this Letter of Transmittal will be accepted.

   13. Mutilated, Lost, Stolen, or Destroyed Outstanding Notes. Any holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

   14. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent, at the address and telephone number indicated above. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

   15. Withdrawal Rights. Tenders of Outstanding Notes may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer."

                           IMPORTANT TAX INFORMATION

   Under U.S. federal income tax law, a holder whose Outstanding Notes are accepted for exchange is generally required to provide the Company (as payer) with (a) such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 provided below or (b) a certificate of foreign status on Substitute Form W-8BEN. If the Company is not provided with the correct TIN or a certificate of foreign status, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such holder with respect to Notes purchased pursuant to the Exchange Offer may be subject to backup withholding of 31%. In addition, if a holder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for making such statement, a $500 penalty may also be imposed by the Internal Revenue Service.

   U.S. noteholders (and U.S. resident aliens) must provide the Company with a TIN on the Substitute Form W-9 provided below. If such holder is an individual, the TIN is such holder's social security number. Certain holders (including foreign persons who are the beneficial owners of the payment subject to withholding) may qualify as exempt recipients by completing the Substitute Form W-8BEN provided below. A holder should consult his or her tax advisor as to such holder's qualification for exemption from backup withholding and the procedure for obtaining the exemption from withholding.

   If backup withholding applies, the Company is required to withhold 31% of any payments made to the holder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service.

Purpose of Substitute Form W-9

   To prevent backup withholding on payments that are made to a holder with respect to New Notes acquired pursuant to the Exchange Offer, the holder is required to notify the Company of such holder's correct TIN by completing the form below certifying that: (a) the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN); (b)(i) such holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such holder that such holder is no longer subject to backup withholding; and (c) such holder is a U.S. person (or U.S. resident alien).

What Number to Give the Company

   The holder is required to give the Company the TIN (e.g., social security number or employer identification number) of the record holder of Outstanding Notes tendered hereby. If Outstanding Notes are in more than one name or are not in the name of the actual owner, consult your tax advisor on which number to report. If the tendering holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the holder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9 and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Company is not provided with a TIN within 60 days, the Company will withhold 31% of any payments to such holder until a TIN is provided to the Company.

                              SUBSTITUTE FORM W-9

                          PAYER'S NAME:

                        Part I--Taxpayer
                        Identification Number



 SUBSTITUTE                                            ----------------------
 Form W-9               For all accounts, enter        Social Security Number
 Department of          your taxpayer                            OR
 the Treasury           identification number in
 Internal               the box at right. (For most    ----------------------
 Revenue                individuals, this is your      Employer Identification
 Service                social security number. If             Number
                        you do not have a number,
                        please consult your tax
                        advisor.) Certify by
                        signing and dating. (If
                        awaiting TIN write "Applied
                        For") below. Note: If the
                        account is in more than one
                        name, please consult your
                        tax advisor.


                        Part II--For Payees Exempt from Backup Withholding, please consult your tax advisor.
 Payer's Request       --------------------------------------------------------

 for Taxpayer
 Identification         Certification--Under penalties of perjury, I certify
 Number (TIN)           that:

 and Certification
                        (1) The number shown on this form is my correct
                            Taxpayer Identification Number (or I am waiting for a number to be issued to me);

                        (2) I am not subject to backup withholding because:
                            (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to back-up withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

                        (3) I am a U.S. Person (including a U.S. resident).

                        The IRS does not require your consent to any
                        provision of this document other than the
                        certifications required to avoid backup withholding.
                        SIGNATURE: ______________________   DATE: _______, 2001
                        NAME (Please Print): _________________________________


                            Certificate Instructions

   You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

   You must complete the following certificate if you are awaiting a taxpayer identification number.


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that If I do not provide a taxpayer identification number by the time of payment, 31% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number.

 SIGNATURE: ______________________________________________  DATE:
 NAME (Please Print): _______________________________________________________


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

                            SUBSTITUTE FORM W-8BEN

                                PAYER'S NAME: .


                        Part I--Identification of
                        Beneficial Owner
                       --------------------------------------------------------

 SUBSTITUTE             Name of Individual or Organization      Country of
 Form W-8 BEN           that is the Beneficial Owner            Incorporation
                       --------------------------------------------------------
 Department of         --------------------------------------------------------
 the Treasury           Part II--Claim of Tax Treaty Benefits
                            U.S. Taxpayer Identification Number
                                          (see Instruction 1):

 Internal               I certify that (check all that apply):
 Revenue               --------------------------------------------------------
 Service                a [_The]beneficial owner is a resident of
                            within the meaning of the income tax treaty between the United States and that country.
                         Foreign tax identifying number, if any
                                                   (optional):

 Certificate of         b [_If]required, the U.S. taxpayer identification
 Foreign Status of          number is stated above.
 Beneficial Owner for   c [_The]beneficial owner is not an individual,
 United States Tax          derives the item (or items) of income for which
 Withholding                the treaty benefits are claimed, and, if
                            applicable, meets the requirements of the treaty provision dealing with limitation on benefits.
                        d [_The]beneficial owner is not an individual, is
                            claiming benefits for dividends received from a foreign corporation or interest from a U.S. trade or business of a foreign corporation, and meets qualified resident status.
                        e [_The]beneficial owner is related to the person
                            obligated to pay the income within the meaning of
                            section 267(b) or 707(b), and will file Form 8833 if the amount subject to withholding received during a calendar year exceeds, in the aggregate, $500,000.

                        The beneficial owner is claiming the provisions of
                        Article       of the treaty identified above to claim
                        a      % rate of withholding on (specify type of
                        income)           . Explain the reasons the
                        beneficial owner meets the terms of the treaty article:


                        [_]I have provided or will provide a statement that
                           identifies those principal contracts from which the income is not effectively connected with the conduct of a trade or business in the United States. I agree to update this statement as required.


   Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that:

  . I am the beneficial owner (or am authorized to sign for the beneficial owner) of all the income to which this form relates,

  .  The beneficial owner is not a U.S. person,

  . The income to which this form relates is not effectively connected with the conduct of a trade or business in the United States or is effectively connected but is not subject to tax under an income tax treaty, and

  . For broker transactions and barter exchanges, the beneficial owner is an exempt foreign person.

   Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income of which I am the beneficial owner or any withholding agent that can disburse or make payments of the income of which I am the beneficial owner.

   Signature of beneficial owner: _____________________________________________

   Name and Capacity:   Date: _________________________________________________


                           Certificate Instructions

 1. A U.S. taxpayer identification number must be provided if the beneficial owner is (1) claiming an exemption from withholding under section 871(f) for certain annuities received under qualified plans, (2) a foreign grantor trust with 5 or fewer grantors, or (3) claiming benefits under an income tax treaty.

 2. Further instructions, including instructions on the completion of Parts II and III of this Substitute Form W-8BEN and the definition of "exempt foreign person," may be obtained from the Exchange Agent.

                 The Exchange Agent for the Exchange Offer is:

                              THE BANK OF NEW YORK

              For Delivery by Mail, Overnight Delivery or by Hand:

                          The Bank of New York, London
                                30 Cannon Street
                                EC4M 6XH London
                                    England

                           Attention: Julie McCarthy
                             Phone: 44-207-964-6513

                                       or

                            Attention: Huriye Davey
                             Phone: 44-207-964-7235

             Fax: 44-207-964-6369 (for eligible institutions only)

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